RWB/WPG U.S. LARGE STOCK FUND











                                   Prospectus
                                   May 1, 1999





                              Reinhardt Werba Bowen
                              1190 Saratoga Avenue
                                    Suite 200
                           San Jose, California 95129
                           800-366-7266 Extension 124























The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    Contents


Risk/Return Summary .......................................     3

More about the Fund's Investments and Risks ...............     5
Management of the Fund ....................................     6
How to Buy Shares .........................................     7
How to Redeem Shares ......................................     8
Other Shareholder Service Information and Share Price .....     9
Dividends, Distributions and Taxes ........................    10
Financial Highlights ......................................    11
For More Information ......................................    12



WHO MAY INVEST

Shares of the fund are offered exclusively to individuals, institutions and other entities that are advisory clients of Reinhardt Werba Bowen Advisory Services.

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT GOAL
The fund's investment goal is total return through investing in equity securities of U.S. companies with large market capitalizations.



PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests substantially all, and at least 65% of its assets, in common stocks of U.S. companies with large market capitalizations.


Although the fund is generally fully invested in common stocks, the fund may on occasion, instead of purchasing and selling common stocks directly, invest in depository receipts and other investment companies which seek to replicate the price performance and dividend yield of the S&P 500 Index and may use derivative contracts (such as futures on the S&P 500 Index).


 ................................................................................

STRATEGIES: The adviser uses quantitative techniques to analyze the companies included within the S&P 500 Index. Using a proprietary multi-factor model that considers value characteristics, the adviser:

     -- Identifies stocks from among this group that are selling at low relative prices in light of their earnings expectations.

     -- Assesses the level of risk associated with each stock, and identifies stocks with the maximum expected return at each acceptable level of risk.

Based on this information, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will optimize the fund's risk/return ratio. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the S&P 500 Index. Although the fund's portfolio will not contain all the stocks included in the S&P 500 Index, it is expected that the fund's performance will be highly correlated with the performance of the S&P 500 Index.

The portfolio is rebalanced regularly to maintain the optimal risk/return trade-off.

--------------------------------------------------------------------------------


PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     -- The U.S. stock market goes down.

     -- Stocks of large capitalization companies temporarily fall out of favor with investors.

     -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

     -- The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's common stock proves to be wrong.

     -- The factors considered by the multi-factor model select for investment, stocks that underperform the S&P 500 Index.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

The fund may be appropriate if you:

     -- Are pursuing a long-term goal, such as investing for retirement


     -- Are seeking higher potential long-term returns associated with an investment in stocks, and can accept a higher level of risk

     -- Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies

     -- Are seeking an objective, disciplined investment process

WHO MAY NOT WANT TO INVEST
        ---
 The fund may not be appropriate if you:

     -- Are pursuing a short-term investment goal

     -- Want stability of principal

     -- Desire a high level of current income

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

[GRAPH OMITTED HERE. THE BAR CHART OMITTED HERE SHOWS CHANGES IN THE PERFORMANCE OF THE FUND FROM YEAR TO YEAR.]

U.S. LARGE STOCK FUND
TOTAL RETURN
CALENDAR YEARS ENDED DECEMBER 31

1994       0.06%
1995      33.81
1996      19.33
1997      30.83
1998      24.51

The table shows how the fund's average annual returns for different calendar periods, and since inception on Juney8, 1993, compared to those of the S&P 500 Index, an unmanaged index of common stocks.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 1998)



                                   1 YEAR          5 YEARS       SINCE INCEPTION
                                   ------          -------       ---------------


Fund                               24.51%           21.08%           19.82%

S&P 500
Index                              28.76%           24.15%            2.65%



FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:     18.28% in the 4th quarter of 1998

Worst:   -10.73% in the 3rd quarter of 1998

The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)     None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(PAID-BY THE FUND AS A % OF FUND NET ASSETS)
--------------------------------------------------------------------------------
Management fee(1)
                                       0.26%

12b-1 distribution fees                None

Other expenses(1)
                                       0.27%
                                       ----

Total annual operating expenses(1)     0.53%
                                       ====

-----------------------

(1) Because the adviser agreed to cap the fund's expenses, the fund's actual expenses for fiscal 1998 were as set forth below. The adviser may change or discontinue the expense cap at any time.

     Management fee                    0.15%

     Other expenses                    0.27%
                                       -----
     Total annual operating expenses   0.42%
                                       =====




EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
NUMBER OF YEARS YOU
OWN YOUR SHARES              1 YEAR         3 YEARS        5 YEARS     10 YEARS
--------------------------------------------------------------------------------

Expenses*                      $54            $170           $296        $665


     The example assumes:

     -- You invest $10,000 for the periods shown

     -- You redeem at the end of each period

     -- You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     -- Your investment has a 5% return each year

-----------
* Example assumes fund expenses were not capped. The example would be as follows assuming fund expenses were capped by the adviser:

                    1 YEAR         3 YEARS         5 YEARS        10 YEARS
                    ------         -------         -------        --------

                     $43             $135            $235           $530-

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Risk/Return Summary for the fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain portfolio management techniques that the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).

EQUITY INVESTMENTS

Although the fund invests primarily in common stocks of companies with large market capitalizations, the fund may invest in all other types of equity securities, including exchange-traded and over-the-counter preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. A company is considered to be large cap if it has a public market capitalization o at least $4ybillion.

FIXED INCOME INVESTMENTS


The fund may invest up to 10% of its assets in fixed income securities of all kinds. These fixed income securities will be rated at the time of investment at least AA by Standard & Poor's or Aa by Moody's or their equivalent ratings by other rating agencies or, if unrated, determined by the adviser to be of comparable credit quality. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


DERIVATIVE CONTRACTS

The fund may, but need not, use derivative contracts for either of the following purposes: to hedge against adverse changes caused by changes in stock market prices in the market value of its securities or securities to be bought; or as a substitute for buying or selling securities.

Examples of derivative contracts include: futures and options on securities and securities indices; and options on these futures. A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

INVESTMENT GOALS


The fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. If there is a change in the fund's investment goal, you should consider whether the fund remains an appropriate investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Weiss, Peck & Greer, L.L.C. serves as the fund's investment adviser. WPG is headquartered at One New York Plaza, New York, New York 10004, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco had approximately $95 billion in assets under management, including $17 billion managed directly by WPG. WPG, which has over 28 years experience as an investment adviser to institutional and individual clients, is a member firm of the New York Stock Exchange.


Subject to the general supervision of the fund's board of trustees, WPG manages the fund's portfolio and is responsible for the selection and management of all portfolio investments of the fund in accordance with the fund's investment objective and policies.



THE PORTFOLIO MANAGER
THE PORTFOLIO MANAGER
IS PRIMARILY RESPONSIBLE
FOR THE DAY-TO-DAY
OPERATION OF THE FUND.




PORTFOLIO MANAGER                   SINCE      PAST 5 YEARS' BUSINESS EXPERIENCE
-----------------                   -----      ---------------------------------




Daniel J. Cardell                    1996     Managing director of the  adviser.
                                              Prior thereto, senior vice
                                              president and director of
                                              equities for the Bank of America.

MANAGEMENT FEE


For the fiscal year ended December 31, 1998, the fund paid WPG a management fee at the annual rate of 0.15% of the fund's average daily net assets, after a voluntary waiver by WPG. The management fee decreases from 0.26% of average daily net assets of assets up to $500 million to 0.20% of average daily net assets of assets in excess of $2 billion.


THE ADMINISTRATOR

WPG also acts as the fund's administrator. As administrator, WPG provides personnel for supervisory, administrative, accounting and clerical functions; oversees the performance of administrative and professional services to the fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For its administrative services, WPG does not currently receive any compensation.


EXPENSE CAP

WPG has voluntarily agreed to limit the fund's total operating expenses (excluding extraordinary expenses) to 0.42% of the fund's average daily net assets. WPG modify or discontinue the expense limitation at its discretion.

YEAR 2000 CHALLENGE

Many computer software systems in use today cannot properly process date-related information after December 31, 1999. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the fund. In addition, the cost of addressing Year 2000 compliance may adversely affect the issuers of individual securities held by the fund. The adviser has made Year 2000 compliance a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue for its computer systems. The adviser has also been informed that comparable steps are being taken by the fund's other major service providers. The adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser. However, non-compliant computer systems in general could have a material adverse effect on the fund's business, operations or financial condition. Additionally, the fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of portfolio securities.

HOW TO  BUY SHARES

--------------------------------------------------------------------------------

IN GENERAL

Shares of the fund may be purchased only by investment advisory clients of Reinhardt Werba Bowen Advisory Services ("RWB"). RWB is a registered investment adviser organized in 1975 and located in San Jose, California.


Because shares of the fund are available only to clients of RWB, you must have an account agreement with RWB before you may invest in the fund. Please call RWB at 1-800-366-7266 Extension 124 for more information regarding the services provided by RWB, including how to purchase fund shares.


The fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, your account must be redeemed), you will be responsible for any loss incurred by the fund.

INVESTMENT MINIMUM

The fund currently does not have any minimum investment or account requirements, although it may establish minimum account balance requirements in the future.


THROUGH AN AUTHORIZED
FINANCIAL INSTITUTION


Financial institutions approved by RWB are authorized to hold your fund shares as well as shares of other mutual funds and your other investment securities. Approved financial institutions include certain banks and brokerage firms. In consideration of these services, financial institutions may charge you a fee no part of which will be received by the fund or WPG.

SHARE PRICE

Purchase orders for fund shares are priced at the fund's net asset value next determined after receipt of the purchase order by an authorized financial institution, provided that the order has been received by the fund (or its agents) prior to its close of business. Your financial institution is responsible for timely transmittal of your purchase order to RWB or other fund agent. See "How Shares of the Fund are Valued."

SHARE CERTIFICATES

The fund will not issue share certificates.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

IN GENERAL

As with purchases of fund shares, redemptions will be effected by the fund based on instructions it receives from RWB.


Subject to the restrictions outlined below, you may redeem all or any part of your shares in the fund at a price equal to the net asset value next computed following receipt of your redemption request in proper form by the fund or its agents. A redemption is a taxable transaction that may result in a tax liability for you.


Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the fund or its agents. If you wish to have your redemption proceeds wired to your checking or bank account, you may so elect. Currently, the fund's transfer agent charges a fee for wire transfers.

You cannot redeem shares by facsimile. In addition, the fund cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY MAIL

You may submit a written redemption request in proper form directly to the fund, Attention RWB/WPG U.S. Large Stock Fund, One New York Plaza, New York, New York 10004. No charge is imposed on any redemption request processed directly by the fund.

BY TELEPHONE


You may authorize telephone redemptions by marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-3332 between 9: 00 a.m. and 4: 00 p.m. Eastern time on any day that the fund is open. Telephone redemption requests made after 4: 00 p.m. Eastern time will not be accepted. See "More about Telephone Redemptions" below.


THROUGH AN
AUTHORIZED
FINANCIAL
INSTITUTION

You may transmit your redemption request to the fund through an authorized financial institution. Financial institutions may charge you a fee for this service no part of which will be received by the fund or WPG.

PROPER FORM

To be in proper form, your redemption request must include:


   -- Name of the fund
   -- Account number
   -- Dollar amount or number of shares to redeem
   -- Signature of each owner exactly as account is registered
   -- Signature guarantees, if your proceeds are being sent to an address or person other than those listed on the account registration
   -- Any other documentation required by the fund's transfer agent or adviser (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)


If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds o bank wire.

SIGNATURE GUARANTEES

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.


IN KIND REDEMPTIONS

Although the fund generally intends to satisfy redemption requests in cash, it may, under certain circumstances, satisfy redemptions requests in king by delivery portfolio securities. See the SAI.

OTHER SHAREHOLDER SERVICE INFORMATION AND SHARE PRICE
--------------------------------------------------------------------------------


SHAREHOLDER SERVICING AGENT


RWB services shareholders' accounts with the fund. These shareholder services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; and providing to investors upon request, information concerning the operation of the fund and their investment in the fund. RWB and the fund may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders.


In consideration of these services, the fund pays to RWB a fee equal, on an annual basis, to 0.10% of the fund's average daily net assets.

SHAREHOLDER INQUIRIES


If you have any questions about the fund or the shareholder services described in this prospectus, please call RWB at 1-800-366-7266 extension 124. Written inquiries should be sent to RWB at its address shown on the front cover of this prospectus.

SHAREHOLDER CONFIRMATIONS, SHAREHOLDER STATEMENTS AND REPORTS

Each time you buy or sell shares you will receive a confirmation statement for that transaction. In addition, following each distribution from the fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The fund will also send you shareholder reports no less frequently than semi-annually. You also will receive, shortly after year-end, tax information abou your account with the fund.

HOW SHARES OF THE FUND ARE VALUED


The fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading. The net asset value per share, calculated as described below, is effective for all orders received in good order by the fund or its agents prior to the close of regular trading on the Exchange for that day. Orders received by the fund or its agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays. The net asset value (NAV) of the fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.

For purposes of calculating the fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. If the fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. The fund may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.

MORE ABOUT TELEPHONE REDEMPTIONS


The fund may use identification procedures, such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests, to confirm that a telephone redemption request is genuine. The fund may refuse any request made by telephone and may limit the amount involved or the number of telephone requests made by any shareholder. (Such exchange requests may, however, be made in writing in accordance with procedures described in "How to Redeem Shares.") During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to the heavy volume. During such times, please consider placing your order by mail.

DIVIDENDS,  DISTRIBUTIONS AND  TAXES
--------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS

The fund normally pays dividends and distributes capital gains, if any, annually. Such distributions are primarily from capital gains. The fund may pay additional distributions and dividends at other times if necessary to avoid federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional fund shares. The fund's distributions and dividends, whether received in cash or reinvested in additional fund shares, are subject to federal income tax. You do no pay a sales charge on reinvested distributions or dividends.

TAXES

In general, distributions and share transactions are taxed as follows:



Transaction                            Federal  Income Tax Status




Redemption of shares                   Usually capital gain or loss; long-term
                                       only if shares owned more than one year


Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, RWB will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PERFORMANCE OF THE FUND FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. TOTAL RETURNS REPRESENT THE RATE THAT A SHAREHOLDER WOULD HAVE EARNED (OR LOST) ON A FUND SHARE ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE INFORMATION IN THE FOLLOWING TABLE WAS AUDITED BY KPMG LLP, INDEPENDENT AUDITORS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT (AVAILABLE UPON REQUEST).



FINANCIAL HIGHLIGHTS                                                                (FOR THE YEARS ENDED DECEMBER 31,)



                                                             1998        1997         1996         1995         1994
                                                             ----        ----         ----         ----         ----
Per Share Data:
        Net Asset Value at Beginning of Year ..........   $   7.43     $   6.65     $   6.39     $   5.05     $   5.16
                                                          --------     --------     --------     --------     --------

                Net Investment Income .................       0.14         0.12         0.13         0.13         0.14
                Net Realized and Unrealized Gain/(Loss)
                        on Investments ................       1.65         1.93         1.12         1.58        (0.14)
                                                          --------     --------     --------     --------     --------
Total Income from Operations ..........................       1.79         2.05         1.25         1.71         0.00
                                                          --------     --------     --------     --------     --------

                Dividends from Net Investment Income ..      (0.13)       (0.11)       (0.12)       (0.13)       (0.11)
                Distributions from Capital Gains ......      (1.46)       (1.16)       (0.87)       (0.24)        0.00
                                                          --------     --------     --------     --------     --------
        Total Distributions ...........................      (1.59)       (1.27)       (0.99)       (0.37)       (0.11)
                                                          --------     --------     --------     --------     --------

        Net Asset Value End of Year ...................   $   7.63     $   7.43     $   6.65     $   6.39     $   5.05
                                                          ========     ========     ========     ========     ========

Total Return ..........................................      24.51%       30.83%       19.33%       33.81%        0.06%
Net Assets at End of Period (000's) ...................   $186,896     $212,951     $200,226     $174,161     $106,850

Ratios:
        Ratio of Expenses to Average Net Assets (a) ...       0.42%        0.51%        0.59%        0.69%        0.75%
        Ratio of Net Investment Income to Average
                Net Assets (a) ........................       1.21%        1.46%        1.86%        2.26%        2.65%
        Portfolio Turnover Rate .......................       24.2%        54.2%        59.6%        27.1%        36.2%


(a) The adviser agreed not to impose its full fee from inception through December 31, 1998. Had the advisor not so agreed, the ratio of expenses and net investment income to average net assets would have been 0.79% and 2.61% for the year ended 12/31/94, 0.74% and 2.21% for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96, 0.53% and 1.44% for the year ended 12/31/97, and 0.53% and 1.10% for the year ended 12/31/98, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

                                     -11-

--------------------------------------------------------------------------------

                         RWB/WPG U.S. LARGE STOCK FUND

--------------------------------------------------------------------------------


FOR MORE INFORMATION

If you want more information about the fund, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the fund. It is incorporated into this prospectus by reference.

--------------------------------------------------------------------------------
Investment Company Act file number      811-7514
--------------------------------------------------------------------------------

HOW TO OBTAIN THIS INFORMATION

You may get free copies of the fund's shareholder reports and the SAI by contacting RWB at:

Address:           1190 Saratoga Avenue
                   Suite 200
                   San Jose, California 95129

Telephone:         1-800-366-7266   Extension 124

You can review the fund's shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at http://www.sec.gov, or for a fee by writing to or calling:

Address:           Public Reference Room
                   Securities and Exchange Commission
                   Washington, D.C. 20549-6009

Telephone:         1-800-733-0330





If someone makes a statement that is not in this prospectus about the fund, you should not rely upon that information. Neither the fund nor its distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

                          RWB/WPG U.S. LARGE STOCK FUND



                             A No-Load, Diversified

                                   Mutual Fund

               --------------------------------------------------

                             STATEMENT OF ADDITIONAL

                                   INFORMATION
               --------------------------------------------------

                                   May 1, 1999



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the RWB/ WPG U.S. Large Stock Fund dated May 1, 1999, as amended and/or supplemented from time to time (the "Prospectus"), a copy of which may be obtained without charge by writing to RWB/WPG U.S. Large Stock Fund, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129 or by calling 1-(800)-366-7266 -- EXT. 124.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and the Prospectus by contacting the Fund at the phone number above. The Fund's financial statements, which are included in the 1998 annual reports to shareholders, are incorporated by reference into this SAI.





THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

                                                                           PAGE
INVESTMENT OBJECTIVE AND POLICIES............................................. 3

INVESTMENT RESTRICTIONS....................................................... 8

INVESTMENT ADVISER, ADMINISTRATOR AND
  PRINCIPAL UNDERWRITER ......................................................10

TRUSTEES AND OFFICERS.........................................................14

HOW TO PURCHASE SHARES........................................................18

REDEMPTION OF FUND SHARES.....................................................19

SHAREHOLDER SERVICES..........................................................19

NET ASSET VALUE...............................................................20

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.......................................20

PORTFOLIO BROKERAGE...........................................................23

PORTFOLIO TURNOVER............................................................27

ORGANIZATION .................................................................27

PERFORMANCE INFORMATION.......................................................28

PERFORMANCE SUMMARY...........................................................28

CUSTODIAN.....................................................................29

TRANSFER AGENT................................................................29

INDEPENDENT AUDITORS .........................................................29

FINANCIAL STATEMENTS..........................................................29

                        INVESTMENT OBJECTIVE AND POLICIES

         RWB/WPG U.S. Large Stock Fund (the "Fund") is a registered no-load, diversified open-end management investment company organized as a Delaware business trust on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S.
Large Stock Fund."

         The investment objective, policies and restrictions of the Fund may be changed or altered by the Board of Trustees of the Fund (the "Board"), without shareholder approval except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are described in the Fund's Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.

         The Fund offers investment advisory clients of Reinhardt Werba Bowen Advisory Services, 1190 Saratoga Avenue, Suite 200, San Jose California 95129 ("RWB"), a registered investment adviser, the opportunity to participate in a portfolio of securities primarily of large market capitalization U.S. companies.

FUTURES TRANSACTIONS

         The Fund may enter into transactions for the purchase or sale of futures contracts based on the S&P 500 Index which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

         FUTURES CONTRACTS ON INDICES. Futures contracts on indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value or level of the index on which the futures contract is based.

         HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible the value of or effective rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in securities prices or rise in interest rates that would adversely affect the value of the Fund's portfolio securities. If, in the opinion of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser (the "Adviser" or "WPG"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on the S&P 500 Index, the Fund may enter into futures contracts on the S&P 500 Index as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities when it has the necessary cash, but expects the price or rate of return then available in the securities market to be less favorable than prices or rates that are currently available in the futures markets.

         LIMITATIONS AND RISKS OF FUTURES TRANSACTIONS. The Fund may engage in futures transactions for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. In utilizing futures for hedging the Fund will determine that the price fluctuations in the futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be segregated on the Fund's records or deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures position (purchases futures contracts) the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the securities market at the time when the futures position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of the market value of the Fund's net assets, after taking into account unrealized gains and losses on such positions.

         The use of futures contracts entails certain risks, including, but not limited to the following: no assurance that futures transactions can be offset at favorable prices; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the initial face amount of the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities. If the expectations of the adviser regarding movements in securities prices are incorrect, the Fund may have experienced better investment results without the use of futures contracts.

         The Fund will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain funds with its brokers as margin to guarantee performance of its futures obligations. In addition, while futures contracts may be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in stock market prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         The Fund will be required, in connection with transactions in futures contracts, to make margin deposits, which will be held by the Fund's custodian for the benefit of the merchant through whom the Fund engages in such futures and options transactions. In the case of futures contracts thereon requiring the Fund to purchase securities, the Fund must segregate cash or liquid securities in an account maintained by the custodian to cover such contracts. Cash or liquid securities required to be in a segregated account will be marked to market daily.


         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.


     Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Positions in futures may be closed out only on an exchange which provides a secondary market for such futures. The Fund will enter into futures positions only if there appears to be a liquid secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin for futures contracts. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it had insufficient cash to meet the daily maintenance margin requirements. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.


DEPOSITORY RECEIPTS

         With respect to foreign securities included in the S&P 500 Index, the Fund may purchase American Depository Receipts. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent the Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. However, the Fund intends to invest in ADRs that are issued in a program sponsored by the issuer of the underlying securities.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a United States Government obligation, from a financial institution subject to resale to the financial institution at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures. In addition to the risk of the seller's default or a decline in value of the underlying security, the Fund also might incur disposition costs in connection with liquidating the underlying securities.

         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest. The Fund will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. The Fund will maintain a segregated account with the custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

OTHER INVESTMENT COMPANIES

         The Fund may, subject to authorization by its Board of Trustees, invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board does not intend to authorize investing in this manner at this time.

         The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

EURODOLLAR AND YANKEE DOLLAR INVESTMENTS

         The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

         The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

         When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

         The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date.


         When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of its outstanding shares (a term which in this Statement of Additional Information means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund). So long as these fundamental restrictions are in effect, the Fund may not:

         1. Purchase or sell real estate including securities of real estate limited partnerships, but the Fund may invest in securities of companies engaged in the real estate business.

         2. Issue senior securities except as permitted by the Investment Company Act of 1940, as amended, and except that the Fund may issue shares of its beneficial interest in multiple classes or series, or borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

         3. Make loans, except that this restriction shall not prohibit the making of securities loans, the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, or the entry into repurchase agreements.

         4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on the S&P 500 and related options, and the Fund may purchase securities on a when-issued, stand-by or forward commitment basis.

         7. With respect to 75% of its total assets, purchase any security, if as a result: (i) more than 5% of its total assets would be invested in securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or (ii) the Fund would own more than 10% of the voting securities of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the Investment Company Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid.

         (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

         All percentage limitations (except for limitations on borrowing) apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation.

                      INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

         As stated in the Prospectus, Weiss, Peck & Greer L.L.C., One New York Plaza, New York, New York 10004 ("WPG" or the "Adviser"), serves as investment adviser to the Fund.

         On or about September 9, 1998, Robeco Groep N.V., a Dutch public limited liability company ("Robeco"), acquired all of the outstanding equity interests of the Adviser from its prior owners (the "Acquisition"). As a result of the Acquisition, the Adviser is an indirect, wholly-owned subsidiary of Robeco. Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

         The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligarie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

         The Robeco Group. through its subsidiaries, has approximately 2,500 employees worldwide. Of the approximately $95 billion in assets under management at December 31, 1998, approximately $19 billion was managed in the U.S.

         In connection with the Acquisition, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Fund or the Adviser (the "Independent Trustees"), approved the Fund's current investment advisory agreement (the "Agreement") at a meeting held on May 19, 1998. The Agreement was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund at a special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of the Agreement are substantially identical to the terms of the investment advisory agreement which was in effect immediately prior to the Acquisition.

         Pursuant to the Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Adviser also pays the compensation of all Trustees who are "interested persons" (as defined in the Investment Company Act) of the Adviser except for Mr. Alan Werba, who is compensated by Reinhardt Werba Bowen.

         The Fund pays administration fees, taxes, brokerage fees and commissions on portfolio transactions, interest, legal and accounting fees, organizational expenses of the Fund, fees of custodians and transfer agents, costs of share certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy materials, costs in connection with the preparation and distribution of periodic reports to shareholders, insurance premiums, expenses of an extraordinary and nonrecurring nature, the compensation of non-executive employees of the Fund and fees of Trustees who are not "interested persons" of the Adviser.


         For its investment advisory services under the Agreement, the Adviser is entitled to receive a monthly fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.26% up to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter. For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid under its prior advisory agreement with the Adviser advisory fees of $545,737, $503,366 and $298,867, respectively, after the expense limitation. Had the Adviser not voluntary agreed to limit the Fund's expenses, the Fund would have paid the Adviser advisory fees of $547,177, $539,408 and $500,974, respectively. Prior to April 1, 1996, the Fund paid an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows:
0.31% up to $200 million, 0.26% from $200 million to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter.


         The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period. The Adviser has agreed to limit total fund operating expenses to certain levels, as further described under "Management of the Fund" in the Fund's Prospectus.

         The Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

         The Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and by a vote of the majority of the Independent Trustees of the Fund. The Agreement's continuance after its initial two-year term must be approved annually by a vote of the majority of the Trustees or by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.

         As of December 31, 1998, WPG had capital of approximately $[72] million. WPG consists of 33 Managing Directors, one of whom is a member of the NYSE and certain principals. WPG has approximately 250 full-time employees in addition to its Managing Directors. As of December 31, 1998, WPG and its affiliates had assets under management of approximately $[16] billion, primarily for institutions and high net worth individuals.


         Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board of Trustees of the Fund. Ronald M. Hoffner is a Managing Director of WPG and Executive Vice President and Treasurer of the Fund. Joseph J. Reardon is a Senior Vice President of WPG and Vice President and Secretary of the Fund. The Managing Directors of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Constant Korthout, Phillip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitchell E. Cantor and Gil Cogan.



         The person responsible for the day-to-day management of the Fund's portfolio is Daniel J. Cardell. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the managing directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

         In addition to the Fund, the Adviser acts as the investment adviser to each fund in the Weiss, Peck & Greer Group of Funds.

         In the management of the Fund and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

ADMINISTRATOR

         WPG, in its capacity of the Fund's administrator, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund (to the extent not provided by other service providers) under an administration agreement dated May 19, 1993 (the "Administration Agreement"). More specifically, these obligations include, subject to the general supervision of the Board, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (c) providing, to the extent not provided pursuant to other agreements, the Fund with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund, to the extent not provided pursuant to other agreements, transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and training).

         For its services under the Administration Agreement, WPG currently does not receive any compensation, although the Board may in the future decide to compensate WPG for the provisions of administrative services.

         The Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any, (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser or RWB; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

         The Fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for the Fund, WPG and the Fund have adopted extensive restrictions on personal securities trading by personnel of WPG and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of WPG and its managing directors and employees.

PRINCIPAL UNDERWRITER

         First Data Distributors, Inc., P.O. Box 60448, King of Prussia, PA 19406-0448 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of the Fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Trustees at a meeting held on July 22, 1998. As the Fund's principal underwriter, the Underwriter performs certain services related to the distribution of shares of the Fund to the public.

         The Underwriter bears all expenses in providing services under the Underwriting Agreement. The Underwriter also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

                                               TRUSTEES AND OFFICERS

         The Board has responsibility for management of the business of the Fund. The executive officers of the Fund are responsible for its day to day operation. The Trustees and officers of the Fund are as follows:


NAME, ADDRESS AND          POSITION(S)              PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH               HELD                             FIVE YEARS
  -------------               ----                             ----------
Roger J. Weiss*            Chairman of the     Senior Managing Director, WPG; Chairman
One New York Plaza         Board and           of the Board of all WPG Funds and
New York, NY 10004         Trustee             Tomorrow Funds Retirement Trust;
                                               President, Weiss, Peck & Greer International
4/29/39                                        Fund; Former Executive Vice President and
                                               Director, WPG Advisers, Inc.; Former
                                               Executive Vice President and Director,
                                               Tudor Management Company

Raymond R. Herrmann, Jr.** Trustee             Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                             Corporation (distributor of wines and
Suite 1400                                     liquors); Former Vice Chairman and
New York, NY 10017                             Director, McKesson Corporation (U.S.
                                               distributor of drugs and health care products,
9/11/20                                        wine and spirits); Life Member, Board of
                                               Overseers of Cornell Medical College;
                                               Member of Board and Executive Committee,
                                               Sky Ranch for Boys; Member, Evaluation
                                               Advisory Board, Biotechnology Investments,
                                               Ltd.; Trustee of all WPG Funds and
                                               Tomorrow Funds Retirement Trust


                                      -14-

NAME, ADDRESS AND          POSITION(S)         PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH               HELD                        FIVE YEARS
  -------------               ----                        ----------


Lawrence J. Israel**       Trustee             Private Investor; Director and Trustee of the
200 Broadway, Suite 249                        Touro Infirmary; Member of the
New Orleans, LA 70018                          Intercollegiate Athletics Committee of the
                                               Administrators of the Tulane Educational
12/13/34                                       Fund; Trustee of all WPG Funds and
                                               Tomorrow Funds Retirement Trust

Graham E. Jones**          Trustee             Senior Vice President, BGK Realty Inc.,
330 Garfield Street                            since 1995; Financial Manager, Practice
Suite 200                                      Management Systems (Medical Services
Santa Fe, NM 87501                             Company); Director, the Malaysia Fund;
                                               Director, twelve closed-end funds managed
1/31/33                                        by Morgan Stanley Asset Management;
                                               Trustee, various investment companies
                                               managed by Morgan Grenfell Capital
                                               Management, Inc. and Morgan Grenfell
                                               Investment Services, Ltd., since 1993;
                                               Trustee of all WPG Funds and Tomorrow
                                               Funds Retirement Trust

Paul Meek**                Trustee             Financial and Economic Consultant to
5837 Cove Landing Road                         foreign central banks under the auspices of
Burke, VA 22015                                each of the Harvard Institute for
                                               International Development, the
11/12/25                                       International Monetary Fund and the World
                                               Bank; President, PM Consulting (financial
                                               and economic consulting); Former
                                               Consultant, Fischer, Francis, Trees & Watts
                                               ("FFTW") (fixed income investment
                                               managers); Trustee, FFTW Funds; Former
                                               Vice President and Monetary Adviser,
                                               Federal Reserve Bank of New York; Trustee
                                               of all WPG Funds

William B. Ross**          Trustee             Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                          President, Mortgage Guaranty Insurance
Shorewood, WI 53211                            Corporation (mortgage credit insurer);
                                               Former Senior Vice President, MGIC
8/22/27                                        Investment Corporation (financial services
                                               holding company); Trustee of all WPG
                                               Funds


                                      -15-


NAME, ADDRESS AND          POSITION(S)         PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH               HELD                        FIVE YEARS
  -------------               ----                        ----------

Robert A. Straniere**      Trustee             Member, New York State Assembly; Sole
182 Rose Avenue                                Proprietor, Straniere Law Firm; Director,
Staten Island, NY 10306                        various Reich and Tang Funds; Trustee of all
                                               WPG Funds
3/28/41

Alan Werba*                Trustee             Director, Reinhardt Werba Bowen Advisory
1190 Saratoga Avenue                           Services (investment adviser); Registered
Suite 200                                      Principal, Royal Alliance Inc. (broker-dealer)
San Jose, CA 95129                             1991-1993; Registered Principal, Integrated
                                               Resources Equity Corporation (broker-
6/5/49                                         dealer) 1988-1991

Ronald M. Hoffner*         Executive Vice      Managing Director, Weiss, Peck & Greer,
One New York Plaza         President and       L.L.C.; Executive Vice President
New York, NY 10004         Treasurer           and Treasurer, of
                                               all WPG Funds and Tomorrow Funds
10/6/50                                        Retirement Trust


Daniel Cardell*            Vice President(6)   Managing Director, Weiss, Peck & Greer,
One New York Plaza                             L.L.C.; Senior Vice President and Director
New York, NY 10004                             of Equities for the Bank of America prior
                                               thereto
7/31/57

Joseph J. Reardon*         Vice President      Senior Vice President, Mutual Fund
One New York Plaza         and Secretary       Operations, Weiss, Peck & Greer, L.L.C.
New York, NY 10004                             since 1995 (Vice President since December,
                                               1993); Manager, Mutual Fund Operations,
4/4/60                                         Weiss, Peck & Greer, L.L.C. from February,
                                               1990 to December, 1993; Vice President of
                                               all WPG Funds and  Tomorrow Funds
                                               Retirement Trust

Steven M. Pires            Assistant Vice      Assistant Manager, Mutual Fund Operations,
One New York Plaza         President           Weiss, Peck & Greer, L.L.C.; Assistant
New York, NY 10004                             Vice President, Mutual Funds Administration,
                                               Smith Barney Asset Management 1996-1999;
9/12/56                                        Senior Accountant, United Continental
                                               Corp., 1992-1996.



                                      -16-

NAME, ADDRESS AND          POSITION(S)         PRINCIPAL OCCUPATIONS DURING PAST
  DATE OF BIRTH               HELD                        FIVE YEARS
  -------------               ----                        ----------


Therese Hogan              Assistant           Manager, State Regulation, First Data
First Data Investor        Secretary           Investor Services Group, Inc. since June
  Services Group                               1994; Senior Legal Assistant, Palmer &
53 State Street                                Dodge prior thereto
Boston, MA 02109

2/27/62

------------------

 * "Interested Person" within the meaning of the Investment Company Act. ** Member of the Audit Committee and the Special Nominating Committee.


COMPENSATION OF TRUSTEES AND OFFICERS

         The Fund pays no compensation to its Trustees affiliated with the Adviser or RWB, or its officers. None of the Fund's Trustees or officers have engaged in any financial transactions with the Fund or the Adviser (except that certain Trustees and officers who are managing directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser).

         The following table sets forth all compensation paid to the Fund's Trustees as of the Fund's fiscal year ended December 31, 1998:


                                                  PENSION OR                  TOTAL
                             AGGREGATE        RETIREMENT BENEFITS         COMPENSATION
                            COMPENSATION      ACCRUED AS PART OF          FROM FUND AND
NAME OF TRUSTEE            FROM THE FUND        FUND'S EXPENSES      OTHER FUNDS IN COMPLEX*
---------------            -------------        ---------------      -----------------------
Roger J. Weiss                  $0                   $0                       $0
Alan Werba                       0                    0                        0
Raymond R. Herrmann, Jr.       $500                   0                     $29,000
Lawrence J. Israel             $500                   0                     $29,000
Graham E. Jones                $500                   0                     $23,375
Paul Meek                      $500                   0                     $21,500
William B. Ross                $500                   0                     $21,500
Harvey E. Sampson**            $500                   0                     $19,125
Robert A. Straniere            $500                   0                     21,500

-----------------------

  * As of December 31, 1998, there were 12 mutual funds in the WPG fund complex that publicly offer their shares. ** Effective April 23, 1998, Mr. Sampson was no longer a Trustee of the Fund.

CERTAIN SHAREHOLDERS


         As of February 28, 1999, no person within the knowledge of management of the Fund or RWB owns of record or beneficially 5% or more of the outstanding shares of the Fund, except that RWB held an aggregate of 99% of the shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion and has the power to vote. RWB disclaims beneficial ownership of all of such shares. As of such date, the officers and Trustees of the Fund as a group owned, directly or indirectly, less than 1% of the shares of the Fund.





                             HOW TO PURCHASE SHARES

         SHARES OF THE FUND MAY BE PURCHASED ONLY BY CLIENTS OF RWB.

         Clients of RWB pay an annual asset allocation fee to RWB at the rate of 2% (or less on larger accounts) of the average monthly net assets under management by RWB, including assets invested in the Fund. Financial institutions utilized by RWB clients also charge certain service and transaction fees for serving as record holders of shares of the Fund and other investments selected by RWB for its clients. These fees, no part of which is received by the Fund or the Adviser, are paid by RWB clients in addition to the expenses of the Fund. The Fund is one of two mutual funds utilized by RWB to represent the Large Cap U.S. Stocks class of assets.

         For additional information regarding purchases of shares of the Fund, see the Fund's Prospectus.

         The offering of shares of the Fund is continuous. The Fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees.

         In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the Fund within the customary time period for settlement then in effect after the acceptance of the order by the Fund, the order is subject to cancellation and the purchaser will be liable to the Fund for any loss suffered as a result of such cancellation. To recoup such loss the Fund may redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

         The purchaser of the Fund's shares pays no sales load or underwriting commission with respect to an investment in the Fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service.

         Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

                            REDEMPTION OF FUND SHARES

         The Fund will redeem shares at the net asset value of such shares next determined after receipt of the redemption order by the applicable financial institution, provided that such order is transmitted to the Fund (or its agents) by its close of business. The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a request for redemption in proper form is received by the Fund (or its agents). Redemptions are taxable transactions for shareholders who are subject to tax.

         The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

         Payment for redeemed shares normally will be made after receipt from the applicable financial institution of a request for redemption in proper form within the time periods described in the Prospectus. Such payment may be postponed, and the right of redemption suspended during any period when: (a) trading on the NYSE is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         For additional information concerning Redemptions, see the Prospectus.

                              SHAREHOLDER SERVICES

         RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance; and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund pays to RWB a fee equal, on an annual basis, to 0.10% of the Fund's average daily net assets. For the year ended December 31, 1998, the fee was paid in the amount of $192,682. Mr. Alan Werba, a Trustee of the Fund, is a shareholder and Director of RWB.

                                 NET ASSET VALUE

         The net asset value of a share of the Fund is determined once daily, Monday through Friday on each day the NYSE is open for regular trading (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities to affect materially the Fund's net assets as of the close of regular trading on the NYSE (normally 4:00 P.M., New York City time). The NYSE is normally closed on the following national holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. In making such determination, securities listed or admitted to trading on a national securities exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Unlisted securities are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Board.

         The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order.

         Orders for shares which have been received by the applicable financial institution prior to the close of trading of the NYSE are confirmed at the offering price effective at the close of the NYSE on that day provided that the order is transmitted to the Fund (or its agents) by its close of business, while orders received subsequent to such time will be confirmed at the offering price effective at the close of the NYSE on the next day on which the net asset value is calculated.

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


         The Fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax.


         A portion of the Fund's dividends may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Fund that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. For this purpose, the Fund's holding periods for such shares may be reduced below the required minimum by certain futures contracts or other positions that diminish its risk of loss with respect to such shares. The dividends-received deduction for corporations will be reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction.

         Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Fund to its corporate shareholders constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.


         The excess, if any, of a corporation's "adjusted current earnings" over its alternative minimum taxable income includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

         Net investment income is the Fund's investment income less its expenses. Dividends from net investment income, certain net realized foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of the Fund will be taxed to shareholders as ordinary income and dividends from any net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for Federal income tax purposes. Dividends, including capital gain dividends, declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year in which they are declared. These distributions are paid after taking into account, and reducing the distributions to the extent of, any capital loss carryforward of the Fund. Disclose amount(s) and expiration date(s) of any capital loss carryforwards as of 12/31/98. Long-term capital gains of the Fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.


         A regulated investment company qualifying under Subchapter M of the Code is not subject to Federal income tax on distributed amounts to the extent that it distributes for each taxable year its net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year. Qualification for treatment as a regulated investment company under the Code requires, among other things, that
(a) at least 90% of the Fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities or other transactions, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of the sum of its net investment income, certain net realized foreign currency gains and the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (c) the Fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.


         Dividends, including capital gain dividends, paid by the Fund shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the purchase price to the shareholder, they will be subject to Federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received if they had elected to receive cash.

         Futures contracts entered into by the Fund will generally be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the delivery under or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on that day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, the tax straddle rules applicable to offsetting positions in personal property may cause an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio, or, in conjunction with rules of Section 1256, otherwise affect the character or timing of the Fund's income, gain or loss and hence of its distributions to shareholders.

         All or a portion of a loss realized upon the redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon the sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend with respect to such shares. Exchanges are treated as redemptions for Federal tax purposes. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions, is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.


         The Fund may be required to pay state taxes in a state that has jurisdiction to tax it, except to the extent an exemption may be available for an investment company like the Fund, but the Fund does not anticipate that its state tax liability will be substantial.


         The foregoing discussion of U.S. federal income tax relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates, subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8 , Form W-8BEN or other authorized withholding certificate is on file, to 31% back-up withholding on certain other payments from the Fund.


         This discussion of the federal income tax treatment of the Fund and its shareholders is based on the federal income tax law in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers with respect to the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local or foreign taxation in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

         It is the general policy of WPG not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless WPG believes that such broker will obtain the best execution for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs WPG as principal broker. Where transactions are effected in the over-the-counter market or a third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere.

         The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the Investment Company Act stipulates that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. . . ." Rule
17e-1 also requires the Board, including a majority of the Trustees who are not "interested persons" of the Fund or WPG, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Rule 17e-1.


         WPG acts as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the Fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Fund, WPG and RWB, exceptions may be made. Since WPG has, as investment adviser to the Fund, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account may be combined with orders for the account of other funds and accounts advised by WPG in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds on the same day, each fund pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         In selecting brokers other than WPG to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached his fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if WPG determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, it may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge.

         Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to WPG (and its affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory fees paid by the Fund under the advisory agreements will not be reduced as a result of WPG's receipt of research services.


         Each year, WPG considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research products and services, although the Fund may not be willing to pay the same commission to such a broker as the Fund would have paid had the broker provided research products and services. As permitted by Section 28(e), the investment information received from other brokers may be used by WPG (and its affiliates) in servicing all its accounts and not all such information may be used by WPG in connection with the Fund. Nonetheless, the Fund believes that such investment information provides the Fund with benefits by supplementing the research otherwise available to the Fund.

         As set forth above, the Fund employs WPG, a member firm of the NYSE, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as the Fund) of which the member firm or its affiliate (such as WPG) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the Fund are effected in compliance with these conditions.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of WPG. Investment decisions for the Fund and for WPG's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

         WPG furnishes to the Fund at least quarterly a statement setting forth the total amount of all compensation retained by WPG or any associated person of WPG in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all the Fund's portfolio transactions and the compensation received by WPG in connection therewith.

         WPG does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.

         The Fund paid total brokerage commissions on purchases and sales of portfolio securities for the years ended December 31, 1996, 1997 and 1998, in the amounts of $171,866, $193,235 and $147,489, respectively, of which $171,866,
$192,857 and $52,214, respectively, was received by WPG. The percentage of the aggregate brokerage commissions paid by the Fund to WPG during 1998 was: 35%. The percentage of the aggregate dollar amount of transactions involving the payment of commissions through WPG during 1998 was: 35%. To the extent that WPG receives brokerage commissions on Fund portfolio transactions, officers and Trustees of the Fund who are also directors in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.

         Subject to the supervision of the Board, all investment decisions of the Fund are made by WPG, which places orders for all purchases and sales of portfolio securities through WPG's trading department.

                               PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the past five fiscal years ended December 31 are set forth in the prospectus under "Financial Highlights." The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. U.S. Government securities and all other securities the maturities of which at the time of their acquisitions were one year or less are excluded from the calculation of the annual portfolio turnover rate. A turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in a period of one year. Increased portfolio turnover results in increased brokerage costs which the Fund must pay and the possibility of more net realized short-term capital gains, distributions of which are taxable as ordinary income.

         To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading operations based on short-term market considerations as distinct from long-term investments based upon fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                                  ORGANIZATION

         The Fund was formed on February 16, 1993 as a "business trust" under the laws of Delaware. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S.
Large Stock Fund."

         Under the Declaration of Trust, the Fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Fund. Whenever ten or more shareholders of record (who have been such for at least six months and who hold in the aggregate shares having a value of the lesser of $25,000 or 1% of the Fund's net asset value) apply to the Trustees in writing that they wish assistance in communicating with other shareholders for the purpose of causing the Fund to call a meeting of shareholders to consider the removal of Trustees, the Fund will so assist such shareholders in accordance with Section 16(a) of the Investment Company Act.

         The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Each share of the Fund is entitled to such dividends and distributions out of the income earned on the assets of the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive their proportional share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

         Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares in the Fund. The establishment of additional series would not affect the interests of current shareholders in the existing Fund. The Board may also divide the shares of the Fund or any series into classes, which classes shall have such rights, terms and preferences as the Trustees may establish.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time.

                             PERFORMANCE INFORMATION

         The Fund will calculate performance on a total return basis, which combines principal and dividend income changes, for various periods. Principal changes are based on the difference between the initial offering price and the closing net asset value per share for the period and assume reinvestments of dividends. Dividend income is the capital gains and income dividends paid by the Fund during the period.

         Performance will vary from time to time and past results are not necessarily representative of future results. Performance is a function of portfolio management and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the Value Line Composite Index, the NASDAQ OTC Composite Index, and other industry publications.

         The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The Fund's results assume the reinvestment of all capital gain distributions and income dividends.

Performance information for the Fund is set forth below:

                               PERFORMANCE SUMMARY

                                                                       FROM 6/8/93
                                                                      (COMMENCEMENT
                     FOR THE YEAR          FOR THE FIVE YEAR           OF OPERATIONS)
                     ENDED 12/31/98        PERIOD ENDED 12/31/98       TO 12/31/98
                     --------------        ---------------------       -----------
RWB/WPG U.S.
  Large Stock Fund       24.49%                  21.07%                  19.81%






                                    CUSTODIAN

         The custodian for the Fund is Boston Safe Deposit and Trust Company, One Exchange Place, Boston, Massachusetts 02109. In its capacity as custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the daily net asset value per share.

                                 TRANSFER AGENT

         First Data Investor Services Group, Inc. acts as Transfer Agent and Dividend Paying Agent for the Fund.

                              INDEPENDENT AUDITORS

         KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                              FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities, including the Schedule of Investments, as of December 31, 1998, and the related Statement of Operations for the year then ended, the Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights and the Report of KPMG LLP, independent auditors, each of which is included in the Annual Report to Shareholders of the Fund for December 31, 1998, are hereby attached to and incorporated by reference into this Statement of Additional Information.